Cover	Jul. 15, 2026
Cover [Abstract]
Amendment Flag	false
Entity Central Index Key	0002130956
Document Type	S-6
Entity Registrant Name	FT 13078
Document Period End Date	Jul. 15, 2026
Definition of Rule 35d-1 Term in Fund Name [Text Block]

Objective.

The Trust seeks above-average capital appreciation. Under normal circumstances, the Trust will invest at least 80% of its assets in Cloud Computing Companies, which are are companies that develop, design, manufacture, and distribute technologies that uses the internet and central remote servers to maintain data and applications, and may include companies from the Communication Services and Information Technology sectors as defined by Global Industry Classification Standard (GICS®) and Data Center and Telecom Tower Subindustries as defined by GICS. The Trust is concentrated (i.e., invests 25% or more of Trust assets) in common stocks of companies within the information technology sector.

Selection Criteria for Rule 35d-1 Term in Fund Name [Text Block]

Portfolio Selection Process.

Our selection process attempts to find the common stocks with the best prospects for above-average capital appreciation by identifying those that meet our investment objective, trade at attractive valuations, and, in our opinion, are likely to exceed market expectations of future cash flows.

While not a part of the Trust’s portfolio selection process, the Trust also invests in dividend-paying securities, foreign securities, depositary receipts, VIEs and companies with various market capitalizations.

As with any similar investments, there can be no assurance that the objective of the Trust will be achieved. See “Risk Factors” for a discussion of the risks of investing in the Trust.